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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):     May 15, 2001
                                                             ------------


                               ZANY BRAINY, INC.
                             ---------------------
                (Exact Name of Registrant Specified in Charter)


 Pennsylvania                    0-26185                    23-2663337
 ------------                    -------                    ----------
(State or Other              (Commission File            (I.R.S. Employer
Jurisdiction of                  Number)                Identification No.)
Incorporation)




         2520 Renaissance Boulevard
         King of Prussia, Pennsylvania                         19406
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   (Address of Principal Executive Offices)                  (Zip Code)



    Registrant's telephone number, including area code:    (610) 278-7800
                                                          -----------------


                                Not Applicable
   ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     On May 15, 2001 (the "Petition Date"), Zany Brainy, Inc. (the "Company"), Children's Products, Inc., Children's Development Inc., Noodle Kidoodle, Inc., Children's Distribution LLC and Zany Brainy Direct LLC (collectively, the "Debtors") filed voluntarily petitions for relief under chapter 11 of title 11 the United States Code (the "Bankruptcy Cases") in the United States Bankruptcy Court for the District of Delaware (the "Court"). The cases have been assigned Chapter 11 Case Nos. 01-1744 through 01-1749.

     Attached hereto and included herein by reference is the Company's press release issued on the Petition Date. The press release is attached to this report as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

  (c)  EXHIBITS

  99.1   Press release dated May 15, 2001.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ZANY BRAINY, INC.


Date:    May 15, 2001               By:/s/ Thomas G. Vellios
      ------------------               -----------------------------------------
                                           Thomas G. Vellios
                                           Chief Executive Officer and President

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                                 EXHIBIT INDEX

Exhibit No.    Description
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 99.1          Press release dated May 15, 2001.

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